1940 Act

Rule 30b2-1

VIA EDGAR

March 11, 2022

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Jackson VFL Variable Life Separate Account
File No. 811-07569, CIK 0001007010
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the referenced separate account, a unit investment trust registered under the Act, mailed to its contract owners reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, each investment company listed below filed a report on Form N-CSR with the Securities and Exchange Commission on the dates indicated. These filings are hereby incorporated by reference.

Investment Company	CIK	Date Filed
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0000896435	2022-02-23
The Alger Portfolios	0000832566	2022-03-03
AB Variable Products Series Fund, Inc.	0000825316	2022-02-22
American Century Variable Portfolios, Inc.	0000814680	2022-02-24
Federated Insurance Series	0000912577	2022-02-24
First Eagle Variable Fund	0001000249	2022-03-09
Franklin Templeton Variable Insurance Products Trust	0000837274	2022-02-28
Janus Aspen Series	0000906185	2022-03-01
Lazard Retirement Series, Inc.	0001033669	2022-03-01
MFS Variable Insurance Trust	0000918571	2022-02-22
Morgan Stanley Universal Funds, Inc.	0001011378	2022-02-28
Van Eck VIP Trust	0000811976	2022-03-07
Variable Insurance Products Fund	0000356494	2022-02-22
Variable Insurance Products Fund II	0000831016	2022-02-18
Variable Insurance Products Fund V	0000823535	2022-02-22

/s/ Ping Shao
Ping Shao
2VP, Deputy Chief Compliance Officer
Nassau Life Insurance Company
Administrator for Valley Forge Life Insurance Company